March 31, 2013 Quarterly Results Presentation May 2, 2013 ACI's software underpins electronic payments throughout retail and wholesale banking, and commerce all the time. Exhibit 99.2
2 Private Securities Litigation Reform Act of 1995 Safe Harbor For Forward-Looking Statements This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A discussion of these forward-looking statements and risk factors that may affect them is set forth at the end of this presentation. The Company assumes no obligation to update any forward-looking statement in this presentation, except as required by law.
Quarterly Overview Phil Heasley Chief Executive Officer
Q1 2013 in Review 4 Acquisition of Online Resources Corporation completed on March 11 -Expect to achieve $19.5 million in annual cost savings Acquisition of ORCC contributes $660 million to 60-month backlog Strong organic new sales bookings, net of term extensions Visibility into forward revenue and profitability attainment allow us to reaffirm full year guidance. Pipeline is strong across all geographies Business goal remains growth in sales net of term extensions and building long-term backlog Formally launched Universal Payments Platform ("UPP")
Financial Review Scott Behrens Chief Financial Officer
6 Key Takeaways from the Quarter Closed ORCC transaction on March 11, 2013 $19.5 million of cost synergies are substantially complete Expect to achieve 7.5 months of savings in 2013, or approximately $12 million Additional cost synergies expected from facilities and datacenter consolidation to be communicated once assessment is complete New Sales Bookings Strong growth in organic new sales bookings, net of term extensions. Up 10% excluding impact of ORCC and incremental S1 contribution Backlog Achieved $3B milestone for 60-month backlog. 12 month backlog now at $743, up $154, after adjusting for FX ORCC contributes $660 million to 60-month backlog ORCC contributes $138 million to 12-month backlog Strong Operating Free Cash Flow Strong growth in Operating Free Cash Flow. Q1 OFCF of $34 million.
7 Key Takeaways from the Quarter Solid Revenue Quarter Revenue increase driven from inclusion of ORCC and a full quarter of S1 Strong recurring revenue, up $30 million (33%) or $8 million (10%) ex ORCC and incremental S1 contribution Recurring revenue represented 73% of combined revenue Timing of 'go-live' events and capacity sales resulted in lower non-recurring license fee revenue versus prior-year quarter. ORCC contributed $9 million to Q1 revenue for the period March 11 to March 31 Q1 revenue impacted by $1 million of deferred revenue haircut Operating Expense Operating expense increase driven primarily from inclusion of S1 operations for full quarter in 2013 versus partial quarter in 2012 ORCC contributed $8 million to Q1 operating expense for the period March 11 to March 31 $7 million of expenses related to acquisition related one-time expenses including severance, change-in-control, investment banker fees and other professional fees Debt & Liquidity Ended Q1 with $112 million in cash Billed and unbilled receivables down $35 million during the quarter, excluding ORCC As of March 31, 2013, debt outstanding of $671 million ($188 million in revolver and $482.5 million in term loan) Acquired Latin American distributor for $14 million
8 2013 Outlook Reaffirming full year organic guidance Combined Guidance Represents 9 2/3 months of financial results of ORCC Includes 7.5 months of annual cost synergies of $12 million to be realized in 2013 Excludes impact of one-time transaction and integration expenses expected to be approximately $14 million Excludes impact of deferred revenue haircut of approximately $6 million Guidance assumes estimates for non-cash purchase accounting adjustments, intangible valuations and deferred revenue haircut First Half 2013 Revenue Outlook Expected to be in a range of 41%-42% of full year revenue guidance
Appendix
Monthly Recurring Revenue ($ millions) 10 Quarter Ended March 31, Quarter Ended March 31, 2013 2012 Monthly software license fees $24.7 $25.5 Maintenance fees 58.6 42.1 Processing services 35.3 21.3 Monthly Recurring Revenue $118.6 $88.9
11 Historic Sales Bookings By Quarter 2012-2013
Sales Bookings, Net of Term Extensions 12
Non-GAAP Operating Income ($ millions) 13 Quarter Ended March 31, Quarter Ended March 31, 2013 2012 Operating loss $(4.0) $(1.6) Plus: Deferred revenue fair value adjustment 1.1 4.3 Accelerated share-based compensation - 2.4 Employee related actions 1.9 7.4 Other one-time acquisition related expenses 4.7 5.2 Non-GAAP Operating Income $3.7 $17.7
Adjusted EBITDA ($ millions) 14 Quarter Ended March 31, Quarter Ended March 31, 2013 2012 Net loss $(2.2) $(1.8) Plus: Income tax expense (benefit) (2.4) (0.6) Net interest expense (income) 3.8 1.6 Net other expense (income) (3.2) (0.9) Depreciation expense 3.8 2.7 Amortization expense 10.4 7.5 Non-cash compensation expense 3.9 5.6 Adjusted EBITDA $14.1 $14.1 Deferred revenue fair value adjustment 1.1 4.3 Employee related actions 1.9 7.4 Other one-time acquisition related costs 4.7 5.2 Adjusted EBITDA excluding one-time transaction expenses $21.8 $31.0
Operating Free Cash Flow ($ millions) 15 * Tax effected at 35% Quarter Ended March 31, Quarter Ended March 31, 2013 2012 Net cash provided (used) by operating activities $34.9 $(12.6) Net after-tax payments associated with employee-related actions 1.5 0.6 Net after-tax payments associated with lease terminations 0.1 - Net after-tax payments associated with acquisition related transaction costs 4.9 7.7 Net after-tax payments associated with cash settlement of S1 options - 10.2 Net after-tax payments associated with IBM IT Outsourcing Termination 1.9 - Net after-tax payments associated with IBM IT Outsourcing Transition - 0.2 Less capital expenditures (9.0) (2.1) Operating Free Cash Flow $34.3 $4.0
Non-Cash Compensation, Acquisition Intangibles and Software, and Acquisition-Related Expenses 16 Quarter Ended March 31, Quarter Ended March 31, Quarter Ended March 31, Quarter Ended March 31, 2013 2013 2012 2012 EPS Impact $ in Millions (Net of Tax) EPS Impact $ in Millions (Net of Tax) Acquisition-related one-time expenses $0.11 $4.3 $ 0.26 $9.8 Amortization of acquisition-related intangibles 0.06 2.5 0.04 1.5 Amortization of acquisition-related software 0.05 1.9 0.04 1.6 Non-cash equity-based compensation 0.07 2.6 0.10 3.7 Total: $0.29 $11.3 $0.44 $16.6 *Tax Effected at 35%
60-Month Backlog ($ millions) 17 Quarter Ended March 31, Quarter Ended March 31, 2013 2012 Americas $2,090 $1,429 EMEA 691 719 Asia/Pacific 275 268 Backlog 60-Month $3,056 $2,416 Deferred Revenue $205 $191 Other 2,851 2,225 Backlog 60-Month $3,056 $2,416
Backlog as a Contributor of Quarterly Revenue Backlog from monthly recurring revenues and project go-lives continues to drive current quarter GAAP revenue Revenue from current quarter sales consistent with prior quarters 18 Quarter Ended March 31, Quarter Ended March 31, % Growth or Decline 2013 2012 Revenue from Backlog $155,964 $132,500 17.7% Revenue from Sales 6,033 5,125 17.7% Total Revenue $161,997 $137,625 17.7% Revenue from Backlog 96% 96% Revenue from Sales 4% 4%
Non-GAAP Financial Measures To supplement our financial results presented on a GAAP basis, we use the non-GAAP measure indicated in the tables, which exclude certain business combination accounting entries and expenses related to the acquisitions of ORCC and S1, as well as other significant non-cash expenses such as depreciation, amortization and share-based compensation, that we believe are helpful in understanding our past financial performance and our future results. The presentation of these non-GAAP financial measures should be considered in addition to our GAAP results and are not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. Management generally compensates for limitations in the use of non-GAAP financial measures by relying on comparable GAAP financial measures and providing investors with a reconciliation of non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. We believe that these non- GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. Certain non-GAAP measures include: Non-GAAP revenue: revenue plus deferred revenue that would have been recognized in the normal course of business by S1 and ORCC if not for GAAP purchase accounting requirements. Non-GAAP revenue should be considered in addition to, rather than as a substitute for, revenue. Non-GAAP operating income: operating income (loss) plus deferred revenue that would have been recognized in the normal course of business by S1 and ORCC if not for GAAP purchase accounting requirements and one-time expense related to the acquisitions of ORCC and S1. Non-GAAP operating income should be considered in addition to, rather than as a substitute for, operating income. Adjusted EBITDA: net income (loss) plus income tax expense, net interest income (expense), net other income (expense), depreciation, amortization and non-cash compensation, as well as deferred revenue that would have been recognized in the normal course of business by S1 and ORCC if not for GAAP purchase accounting requirements and one-time expense related to the acquisitions of ORCC and S1. Adjusted EBITDA should be considered in addition to, rather than as a substitute for, operating income. 19
Non-GAAP Financial Measures ACI is also presenting operating free cash flow, which is defined as net cash provided by operating activities, plus net after-tax payments associated with employee-related actions and facility closures, net after-tax payments associated with acquisition related transaction costs, net after-tax payments associated with IBM IT outsourcing transition and termination, and less capital expenditures. Operating free cash flow is considered a non-GAAP financial measure as defined by SEC Regulation G. We utilize this non-GAAP financial measure, and believe it is useful to investors, as an indicator of cash flow available for debt repayment and other investing activities, such as capital investments and acquisitions. We utilize operating free cash flow as a further indicator of operating performance and for planning investing activities. Operating free cash flow should be considered in addition to, rather than as a substitute for, net cash provided by operating activities. A limitation of operating free cash flow is that it does not represent the total increase or decrease in the cash balance for the period. This measure also does not exclude mandatory debt service obligations and, therefore, does not represent the residual cash flow available for discretionary expenditures. We believe that operating free cash flow is useful to investors to provide disclosures of our operating results on the same basis as that used by our management. ACI also includes backlog estimates, which include all software license fees, maintenance fees and services specified in executed contracts, as well as revenues from assumed contract renewals to the extent that we believe recognition of the related revenue will occur within the corresponding backlog period. We have historically included assumed renewals in backlog estimates based upon automatic renewal provisions in the executed contract and our historic experience with customer renewal rates. 20
Non-GAAP Financial Measures Backlog is considered a non-GAAP financial measure as defined by SEC Regulation G. Our 60-month backlog estimate represents expected revenues from existing customers using the following key assumptions: Maintenance fees are assumed to exist for the duration of the license term for those contracts in which the committed maintenance term is less than the committed license term. License and facilities management arrangements are assumed to renew at the end of their committed term at a rate consistent with our historical experiences. Non-recurring license arrangements are assumed to renew as recurring revenue streams. Foreign currency exchange rates are assumed to remain constant over the 60-month backlog period for those contracts stated in currencies other than the U.S. dollar. Our pricing policies and practices are assumed to remain constant over the 60-month backlog period. Estimates of future financial results are inherently unreliable. Our backlog estimates require substantial judgment and are based on a number of assumptions as described above. These assumptions may turn out to be inaccurate or wrong, including for reasons outside of management's control. For example, our customers may attempt to renegotiate or terminate their contracts for a number of reasons, including mergers, changes in their financial condition, or general changes in economic conditions in the customer's industry or geographic location, or we may experience delays in the development or delivery of products or services specified in customer contracts which may cause the actual renewal rates and amounts to differ from historical experiences. Changes in foreign currency exchange rates may also impact the amount of revenue actually recognized in future periods. Accordingly, there can be no assurance that contracts included in backlog estimates will actually generate the specified revenues or that the actual revenues will be generated within the corresponding 60-month period. Backlog should be considered in addition to, rather than as a substitute for, reported revenue and deferred revenue. 21
Forward-Looking Statements This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. Generally, forward-looking statements do not relate strictly to historical or current facts and may include words or phrases such as "believes," " will," "expects," "anticipates," "intends," and words and phrases of similar impact. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation include, but are not limited to, statements regarding: • expectations that we will generate $19.5 million in annual cost synergies, of which $12 million will be realized in 2013, and that additional cost synergies will be realized from facilities and data center consolidation; and expectations regarding 2013 financial guidance related to revenue, operating income and adjusted EBITDA. 22
Forward-Looking Statements All of the foregoing forward-looking statements are expressly qualified by the risk factors discussed in our filings with the Securities and Exchange Commission. Such factors include but are not limited to, increased competition, the performance of our strategic product, BASE24-eps, demand for our products, restrictions and other financial covenants in our credit facility, consolidations and failures in the financial services industry, customer reluctance to switch to a new vendor, the accuracy of management's backlog estimates, the maturity of certain products, our strategy to migrate customers to our next generation products, ratable or deferred recognition of certain revenue associated with customer migrations and the maturity of certain of our products, failure to obtain renewals of customer contracts or to obtain such renewals on favorable terms, delay or cancellation of customer projects or inaccurate project completion estimates, volatility and disruption of the capital and credit markets and adverse changes in the global economy, our existing levels of debt, impairment of our goodwill or intangible assets, litigation, future acquisitions, strategic partnerships and investments, risks related to the expected benefits to be achieved in the transaction with Online Resources, the complexity of our products and services and the risk that they may contain hidden defects or be subjected to security breaches or viruses, compliance of our products with applicable legislation, governmental regulations and industry standards, our compliance with privacy regulations, the protection of our intellectual property in intellectual property litigation, the cyclical nature of our revenue and earnings and the accuracy of forecasts due to the concentration of revenue generating activity during the final weeks of each quarter, business interruptions or failure of our information technology and communication systems, our offshore software development activities, risks from operating internationally, including fluctuations in currency exchange rates, exposure to unknown tax liabilities, and volatility in our stock price. For a detailed discussion of these risk factors, parties that are relying on the forward-looking statements should review our filings with the Securities and Exchange Commission, including our most recently filed Annual Report on Form 10-K, Registration Statement on Form S-4, and subsequent reports on Forms 10-Q and 8-K. 23
ACI's software underpins electronic payments throughout retail and wholesale banking, and commerce all the time, without fail. www.aciworldwide.com